Financial Earnings Results.

Second Quarter 2022

July 25, 2022

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events and the impact they may have on us, our customers and our operations, assets and liabilities; the impact on our business, operations, financial condition, liquidity, results of operations, prospects and trading prices of our shares arising out of the COVID-19 pandemic; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises (including the occurrence of a contagious disease or illness, such as the COVID-19 pandemic) and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.

For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2021 and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.

Financial Highlights 2Q 2022

Profitability: Return on Assets & Equity



12.53%
11.61%
12.12%
12.29%
14.62%
1.60%
1.45%
1.48%
1.46%
1.69%
2Q21
3Q21
4Q21
1Q22
2Q22
ROAA
ROAE

Return on Tangible Equity*



14.91%
13.90%
14.58%
14.54%
17.41%
2Q21
3Q21
4Q21
1Q22
2Q22

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Pre-Tax Pre-Provision Income Ratio

$ in millions



$102
$105
$114
$119
$123
2.10%
2.13%
2.26%
2.28%
2.33%
2Q21
3Q21
4Q21
1Q22
2Q22
PTPP Income
PTPP Ratio

Pre-Tax Pre-Provision, Pre-Tax Credit Amortization, and Pre-Acquisition Expense ("PTPP") Income Ratio calculation based on annualized PTPP Income divided by total average assets.

Quarterly results ending June 30, 2022

Net Income
- **$89.0 million**

Diluted EPS
- **$1.18**

Total Revenue
- **$189.8 million**

Total Loans
- **$17.8 billion**

Total Deposits
- **$18.3 billion**

Efficiency Ratio
- **39.06%**

Summary Balance Sheets

$ in millions, except per share data		6.30.22		3.31.22		QoQ Change
Cash equivalents & ST investments	$	1,154	$	1,258	$	(104)
AFS debt securities		1,235		1,220		15
Gross loans, net of discounts	$	17,782	$	17,394	$	389
Allowance for credit losses		(149)		(146)		(3)
Net Loans	**$**	**17,634**	**$**	**17,248**	**$**	**386**
Other assets		1,213		1,141		72
Total Assets	**$**	**21,236**	**$**	**20,867**	**$**	**369**
Customer deposits	$	18,287	$	18,060		227
FHLB borrowings		95		20		75
Debt		141		142		(1)
Other Liabilities		280		223		57
Total Liabilities	**$**	**18,804**	**$**	**18,445**	**$**	**359**
Total Stockholders' Equity	**$**	**2,432**	**$**	**2,422**	**$**	**9**

Note: Information as of 6.30.22 and 3.31.22 is unaudited.

Net Loans-to-Deposit Ratio
end of period (EOP)


94%
93%
90%
96%
96%
6.30.21
9.30.21
12.31.21
3.31.22
6.30.22

Loan Composition

Total Loan Portfolio

- **$17.8 billion***

  as of 6.30.22



Construction
3%
Residential
Mortgage*
31%
Total
CRE
48%
C & I
18%
Paycheck Protection
Program
<1%

Total CRE $8.6 billion
Residential Mortgage** $5.4 billion
C&I Loans $3.2 billion
Paycheck Protection Program $26 million
Construction Loans $602 million

Average Loan Growth – QoQ Annualized
$ in billions



$15.7
+3%
$15.8
+8.4%
$16.1
+20.3%
$16.9
+14.0%
$17.5
$0.7
$2.9
$4.5
$7.6
$0.7
$2.9
$4.5
$7.7
$0.6
$2.9
$4.6
$8.0
$0.6
$3.0
$5.0
$8.3
$0.6
$3.2
$5.3
$8.4
2Q21
3Q21
4Q21
1Q22
2Q22
Total CRE
Residential Mortgage*
C & I
Construction
QoQ annualized growth (%)

* Includes Day 1 loan balance of $646 million acquired through the HSBC Bank USA, N.A. West Coast mass retail banking operations on February 7, 2022.
** Residential Mortgage includes equity lines, installment and other loans.

Average Loan Yield by Type
in bps



413 412 404 398 414
313 361 327 318 373
410 403 398 393 398
437 423 422 417 426
591 572 576 567 599
Total Loans
C & I
Residential Mortgage
CRE
Construction
2Q21
3Q21
4Q21
1Q22
2Q222

Commercial Real Estate Portfolio


Total CRE
$8.6 billion
48% of total loans
Construction 3%
Residential Mortgage* 30%
Total Loans
$17.8 Billion
Total CRE 48%
C & I 18%
Paycheck Protection Program <1%
Residential 15%
Retail 11%
Office 8%
Warehouse 6%
industrial 3%
special use 2%
hotel /motel 2%
restaurant 1%
land 0.6%
theater 0.1%

Total CRE Geographic Distribution


Total CRE
$8.6 Billion
CA 49%
NY 33%
TX 4%
WA 2%
IL 3%
Other 9%

Total CRE Concentration


272%
276%
285%
294%
292%
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
400% internal threshold
300% regulatory threshold
CRE/Total Capital

* Residential Mortgage includes equity lines, installment and other loans.

Commercial Real Estate Portfolio

LTV Distribution of Total CRE $8.6 Billion

- **$1.63 mil** avg. outstanding size
- weighted avg. LTV **52%**



40% to 50%
22%
50% to 60%
30%
30% to 40%
12%
under 30%
8%
60% to 70%
25%
Over 70%
3%

LTV & Size by Property Type

$ in millions	Total CRE Loan Portfolio	Total CRE Weighted Avg. LTV
Residental	$ 2,613	55%
Retail	$ 1,944	51%
Office	$ 1,375	49%
Warehouse	$ 1,080	50%
Industrial	$ 499	54%
Special Use	$ 455	46%
Hotel / Motel	$ 315	46%
Restaurant	$ 148	46%
Land	$ 112	47%
Theater	$ 22	65%
Total CRE	**$ 8,563**	**52%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $2.61 billion loans outstanding



5+ Multi-Family 42%
Commercial Units 29%
2-4 Unit Residence 22%
Single Family Residence 7%



CA 35%
NY 51%
WA 3%
TX 3%
IL 3%
Other 5%

- weighted avg. LTV 55%

Retail CRE Portfolio

% based on $1.94 billion loans outstanding



Retail Store/Building 30%
Neighborhood Center 25%
Retail/Mix Use 21%
Strip Mall 14%
Shopping Center 9%
Other <1%



NY 23%
CA 56%
TX 8%
NV 4%
IL 3%
MA 1%
Other 5%

- weighted avg. LTV 51%

Construction Portfolio

% based on $602 million loans outstanding



Multiple Family Residential 83%
Hotel/Motel 5%
Single Family Residential 3%
Office & Commercial Condominium 3%
Retail 3%
Special Use & Warehouse 2%
Industrial & Multi-Use 1%



CA 71%
NY 26%
Other 3%

- weighted avg. LTV 58%

Residential Mortgage Portfolio

Geographic Distribution of Residential Mortgage


NY
33%
$5.4 Billion
Residential
Mortgage*
CA
54%
WA 5%
TX 3%
NJ 2%
Other 3%

* Residential Mortgage includes equity lines, installment and other loans.

SFR LTV Distribution

- **$406,326** avg. outstanding size
- weighted avg. LTV **55%**


56% to 60%
16%
51% to 55%
10%
Under 50%
33%
Over 60%
41%

Allowance for Loan and Lease Losses (ALLL)

ALLL Ratio
$ in millions


$131
$132
$136
$146
$149
0.84%
0.83%
0.83%
0.84%
0.84%
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
ALLL
ALLL / Gross Loans

ALLL Composition
$ in millions


$131
$132
$137
$146
$149
$27.0
$26.4
$26.7
$29.7
$23.8
$58.0
$61.0
$61.1
$63.9
$68.6
$6.1
$6.3
$6.3
$7.4
$7.3
$40.1
$38.2
$43.4
$44.7
$49.1
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
C & I
Total CRE
Construction
Residential Mortgage

Asset Quality Metrics


Classified Loans Ratio
$ in millions
$266
$253
$266
$219
$244
$439
$444
$499
$389
$295
1.69%
1.58%
1.63%
1.26%
1.37%
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
Classified Loans
Special Mention
Classified Loans/Total Gross Loans

Classified Loans are loans classified as substandard and doubtful.


Reserves and Net Charge-Offs
0.84%
0.83%
0.83%
0.84%
0.84%
0.18%
0.18%
0.01%
-0.01%
-0.01%
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
ACL / Gross Loans
NCOs/Avg Loans (annualized)


Non-Performing Assets Ratio
$ in millions
$4.9
$5.3
$4.4
$4.1
$4.1
$67.8
$68.7
$65.8
$86.3
$60.7
0.38%
0.37%
0.34%
0.43%
0.30%
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
Non-accrual Loans
OREO
NPA/Total Assets

Non-Performing Assets (NPA) = Non-accrual Loans + OREO

- **Allowance coverage of loans HFI:** 0.84% as of 6/30/22 and 3/31/22.
- **Nonaccrual loans/loans HFI:** 0.34% as of 6/30/22 vs. 0.50% as of 3/31/22 vs. 0.43% as of 6/30/21.

Deposit Mix

Total Deposit

- **$18.3 billion***

as of 6.30.22



MMA
24%
IB Checking & Savings
18%
Time
36%
DDA
22%
MMA
29%
IB Checking & Savings
20%
Time
27%
DDA
24%

Total Deposit as of 6.30.21
$16.5 billion

Total Deposit as of 6.30.22
$18.3 billion

Average Deposit Growth – QoQ Annualized
$ in billions



$16.4
+13%
$17.0
+8%
$17.3
+15%
$17.9
+6%
$18.2
$2.8
$3.0
$3.1
$3.5
$3.6
$4.0
$4.2
$4.4
$4.8
$5.3
$3.6
$3.8
$4.2
$4.3
$4.4
$6.0
$5.9
$5.6
$5.3
$4.9
2Q21
3Q21
4Q21
1Q22
2Q22
Time
DDA
MMA
IB Checking & Savings
QoQ annualized growth (%)

* Includes Day 1 deposit balance of $575 million acquired through the HSBC Bank USA, N.A. West Coast mass retail banking operations on February 7, 2022.

Average Cost of Deposits by Type
in bps



38
34
28
25
28
48
44
37
33
37
67
63
51
46
47
47
43
39
38
45
9
7
8
7
7
13
10
8
8
13
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking
2Q21
3Q21
4Q21
1Q22
2Q222

Summary Income Statements

$ in millions, except per share data		6.30.22		3.31.22		$ Change	% Change
Net Interest Income	**$**	**175.2**	**$**	**159.2**	**$**	**16.0**	**10.0%**
Noninterest income		15.6		14.3		1.3	9.2%
Net (losses) / Gains from equity securities		(1.0)		6.0		(6.9)	(116.0)%
Total Noninterest Income		**14.6**		**20.2**		**(5.6)**	**(27.7)%**
Noninterest expense		66.9		64.2		2.7	4.2%
amortization of tax credit and other investment plus core deposit tangibles		7.2		8.5		(1.3)	(15.0)%
Total Noninterest Expense	**$**	**74.1**	**$**	**72.7**	**$**	**1.4**	**2.0%**
Provision for credit losses		2.5		8.6		(6.1)	(71.1)%
Income tax expense		24.2		23.1		1.1	4.9%
Net Income	**$**	**89.0**	**$**	**75.0**	**$**	**13.9**	**18.6%**
Diluted EPS	**$**	**1.18**	**$**	**0.99**	**$**	**0.19**	**19.2%**
Weighted avg. diluted shares (in millions)		75.3		75.7		(0.4)	(0.6)%

Note: Information for quarter ending 6.30.22 and 3.31.22 is unaudited.

Non-interest Income



Non-Interest Income*
$ in millions
$13.5
$1.3
$1.8
$3.9
$6.4
$12.2
$1.4
$1.8
$3.6
$5.4
$17.6
$1.5
$1.9
$4.0
$10.2
$14.2
$1.7
$1.5
$4.4
$6.6
$15.6
$1.6
$1.6
$4.0
$8.4
2Q21
3Q21
4Q21
1Q22
2Q22
other operating income
wealth management fees
letter of credit commissions
deposit account fees

* Non-interest income excludes net gains/(losses) from equity securities.

($ in millions)	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022
Non-interest income, before net gains/(losses) from equity securities					
Non-interest income*	$13.5	$12.2	$17.6	$14.2	$15.6
net gains/(losses) from equity securities	($0.9)	$0.0	$2.2	$6.0	($1.0)
Total Non-interest Income	$12.6	$12.2	$19.8	$20.2	$14.6

Cathay General Bancorp

Loan Yields, Deposit Costs and Net Interest Margins

Average Loan Yield vs Prime Rate and 1M SOFR



4.13%
4.12%
4.04%
3.98%
4.14%
3.25%
3.25%
3.25%
3.29%
3.94%
0.10%
0.09%
0.09%
0.07%
0.53%
2Q21
3Q21
4Q21
1Q22
2Q22
Avg. Loan Yield
Avg. Prime Rate
1M SOFR Rate *

* Used 1M LIBOR Rate before 2022

Average Cost of Deposits vs Fed Funds Rate



38
48
34
44
28
37
25
33
28
37
0.07%
0.09%
0.08%
0.12%
0.77%
2Q21
3Q21
4Q21
1Q22
2Q22
Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate

Net Interest Income and Net Interest Margin



$148
$153
$155
$159
$175
3.24%
3.22%
3.23%
3.26%
3.52%
0.10%
0.09%
0.09%
0.12%
0.77%
0.07%
0.09%
0.08%
0.07%
0.53%
2Q21
3Q21
4Q21
1Q22
2Q22
NII ($ in millions)
NIM
Fed Funds Rate
1M SOFR Rate *

* Used 1M LIBOR Rate before 2022

Net Interest Income Growth



$148
$152
$155
$159
$175
+3.0%
+1.9%
+2.4%
+10.0%
2Q21
3Q21
4Q21
1Q22
2Q22
Net Interest Income ($ in millions)
QoQ Growth (%)

Cathay General Bancorp

Operating Expense & Efficiency

Core Noninterest Expense*

$ in millions



$58.7
$59.2
$61.1
$60.2
$66.6
$6.9
$1.4
$5.7
$5.0
$6.9
$32.8
$5.9
$1.8
$6.2
$5.1
$6.7
$33.5
$6.5
$1.9
$7.0
$5.2
$6.6
$33.9
$4.7
$1.8
$6.7
$5.6
$5.9
$35.5
$7.1
$2.2
$7.7
$5.6
$6.7
$37.3
2Q21
3Q21
4Q21
1Q22
2Q22
salaries and employee benefits
computer and data processing
occupancy
professional services
FDIC and State assessments
other operating expense

* Core noninterest expense excludes amortization of investment in low income housing and alternative energy partnerships, core deposit premium, other real estate owned, and acquisition cost. Core efficiency ratio is based on core noninterest expense.

Core Noninterest Expense* & Efficiency Ratio*

$ in millions



$58.7
$59.2
$61.1
$60.2
$66.6
36.5%
36.0%
34.9%
33.5%
35.1%
2Q21
3Q21
4Q21
1Q22
2Q22
Noninterest Expense*
Efficiency Ratio*

($ in millions)	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022
Core noninterest expense, before amortization and other real estate owned					
Core noninterest expense*	$58.7	$59.2	$61.1	$60.2	$66.6
Amortization in investment in low income housing	$6.8	$11.0	$8.5	$7.7	$7.1
Amortization in alternative energy partnerships	$3.8	$1.4	$2.3	$0.6	$0.2
Other real estate owned & CDF	$0.4	$0.1	$0.3	$0.3	$0.2
Acquisition cost	$0.0	$0.5	$0.9	$3.9	$0.1
Total Noninterest Expense	$69.7	$72.2	$73.2	$72.7	$74.1

Strong Capital Ratios


12.18%
12.18%
13.74%
10.15%
7.00%
8.50%
10.50%
5.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
regulatory requirement under Basel III
CATY at 6.30.22

- **Capital Ratio** well above regulatory standards that continues to place Cathay in the "well capitalized" category, calculated under the Basel III capital rules.
- **Book Value Per Common Share is** $32.67 as of 6.30.22: +1.27% compared to 3.31.22 and +4.13% YoY.
- **Tangible Book Value* Per Common Share is** $27.53 as of 6.30.22: +0.77% compared to 3.31.22 and +3.69% YoY.
- **Capital Return on Shareholder**
  - common stock dividend: $0.34/share quarterly, or $1.36/share annualized.
  - stock buyback: purchased 749,998 shares at avg. cost of $40.78/sh. in second quarter.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Management Guidance Full Year 2022

	Full Year 2022 Guidance	Prior Outlook	Full Year 2021 Actual
Loans, end of period excluding PPP	Estimated growth rate 10% to 12%	Estimated growth rate 9% to 13%	$16.3 billion +4.5% YoY
Deposits	Estimated growth rate 9% to 12%	Estimated growth rate 9% to 12%	$18.1 billion +12% YoY
Expense	Core expense 3.50% HSBC related expense 4.20%	Core expense 3.50% HSBC related expense 4.20%	Core expense 4.82%
NIM	Estimated to range between 3.50% and 3.65% based on target YE FF range between 3.25% and 3.50%	Estimated to range between 3.30% and 3.40% based on target YE FF rate of 2.25%	3.22%
Tax Rate	• Effective rate for second half of 2022 estimated between 21.5% and 22.5%. • Solar amortization estimated to be $1.5 million in Q3 and $7.5 million in Q4.	• Effective rate for Q2 estimated between 19% and 20%, and second half of 2022 estimated between 21% and 22%. • Solar amortization estimated to be $0.5 million in Q2, $1.5 million in Q3 and $7.5 million in Q4.	• Effective tax rate for the full year was 21.9%. • Solar amortization year to date was $12.4 million.

Appendix

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information (unaudited)

We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, we have included them below for discussion.

		Three Months Ended		
		June 30, 2022	March 31, 2022	June 30, 2021
Stockholders' equity	(a)	$ 2,431,532	$ 2,446,250	$ 2,452,357
Less: Goodwill		(375,696)	(372,189)	(372,189)
Other intangible assets [1]		(7,231)	(4,627)	(5,041)
Tangible equity	(b)	$ 2,048,605	$ 2,069,434	$ 2,075,127
Total assets	(c)	$ 21,235,553	$ 20,886,723	$ 19,348,362
Less: Goodwill		(375,696)	(372,189)	(372,189)
Other intangible assets [1]		(7,231)	(4,627)	(5,041)
Tangible assets	(d)	$ 20,852,626	$ 20,509,907	$ 18,971,132
Number of common shares outstanding	(e)	74,421,884	75,750,862	78,158,590
Total stockholders' equity to total assets ratio	(a)/(c)	11.45%	11.71%	12.67%
Tangible equity to tangible assets ratio	(b)/(d)	9.82%	10.09%	10.94%
Tangible book value per share	(b)/(e)	$ 27.53	$ 27.32	$ 26.55

		Three Months Ended			Six Months Ended	
		June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net Income		$ 88,978	$ 75,028	$ 77,199	$ 164,006	$ 150,583
Add: Amortization of other intangibles		277	252	207	528	421
Tax effect of amortization adjustments [2]		(82)	(75)	(61)	(157)	(125)
Tangible net income	(f)	$ 89,173	$ 75,205	$ 77,345	$ 164,377	$ 150,879
Return on tangible common equity [3]	(f)/(b)	17.41%	14.54%	14.91%	16.05%	14.54%

[1] Includes core deposit intangibles and mortgage servicing

[2] Applied the statutory rate of 29.65%.

[3] Annualized

Cathay General Bancorp